Subsequent events	12 Months Ended
Dec. 31, 2015
Subsequent events [Abstract]
Subsequent events
26.	Subsequent events

On December 31, 2015 the Company entered into an agreement and plan of merger (the “Agreement”) with Dream Investment Holdings Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands Limited (“Parent”), and Dream Merger Sub Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company and cease to exist, with the Company continuing as the surviving corporation and becoming a wholly owned subsidiary of Parent (the “merger”). Pursuant to the Agreement, at the effective time of the merger, a consortium of management and investors will acquire the Company for a cash consideration equal to US$3.50 per Class A and Class B ordinary share of the Company or US$14.00 per ADS.

The Agreement restricts the Company, without the consent of the other merger parties, from, among other things, making certain acquisitions and investments, from accessing the debt and capital markets, and from taking other specified actions until the proposed merger occurs or the merger agreement terminates.

The going-private transaction, which is currently expected to close in the second quarter of 2016, is subject to customary closing conditions, including approval by the affirmative vote of shareholders holding two-thirds or more of the votes represented by the ordinary shares of the Company (including ordinary shares represented by ADSs). If completed, the going-private transaction will result in the Company being a privately-held company, and the Company's ADSs will no longer be listed on the NASDAQ.